{Front Cover]

[State Street Research Logo]

STATE STREET RESEARCH
INTERNATIONAL EQUITY FUND

ANNUAL REPORT
October 31, 1996

[Graphic - Figure carrying umbrella and briefcase
           bounding over globe of the world]

WHAT'S INSIDE

From the President
Changes made
at GFM

Portfolio Manager's Review
A difficult year for the
Fund

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

[Dalbar Quality Tested Service Logo]

DALBAR
Honors Commitment To:
Investors

For Excellence
in
Shareholder Service

FROM THE PRESIDENT

To Our Shareholders:

Thus far, 1996 has been the second consecutive year that the U.S. stock market has outperformed overseas markets. Of course, this can be frustrating to an investor in an international fund. However, it is important to remember that international stock investing provides valuable diversification benefits to your stock portfolio. It also positions you for years in which the U.S. stock market trails the rest of the world.

International markets have lagged because their economies have not recovered as quickly as the U.S. economy. Currently, Japan's economy has just turned the corner and moved into a strengthening stage. Europe remains slow, forcing its central banks to lower interest rates to stimulate growth.

As foreign economies pick up speed, their stock markets should rally. Interest rates are low, allowing overseas companies to borrow cheaply to help build their businesses. Plus, inflation is just as passive abroad as it has been in the U.S., which benefits the markets and investors.

Since our last letter, there have been several developments relating to the Fund's sub-adviser, GFM International Investors Limited ("GFM"), which are intended to strengthen GFM and better position the Fund. First, GFM has been working more closely with its sister company, State Street Research & Management Company ("SSRM"), and we expect that GFM will become a subsidiary of SSRM in the near future. As a result of this restructuring, GFM can better use the additional investment resources available through SSRM to leverage its own expertise. In addition, GFM has added new investment and administrative personnel in key areas. Finally, Ian Vose has assumed management of the investment process at GFM since Stephen Bamford left last spring. Mr. Vose and the Fund's portfolio management team have taken a number of gradual steps since that time to increase the Fund's investments in stocks of companies reflective of the Morgan Stanley EAFE Index, a commonly used measure of international stock market performance. In this connection, the Fund has reduced its investments in small capitalization companies, and has also reduced the overall number of issues in the portfolio. We are hopeful that these changes will improve the Fund's performance going forward.

Thank you for investing in State Street Research International Equity Fund.

Sincerely,

/s/ Jeffrey J. Hodgman

Jeffrey J. Hodgman
President and Chief Executive Officer

December 18, 1996

(1)-1.95% for Class B shares; -1.06 for Class C shares; -2.06% for Class D shares.

(2)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Shares of the Fund had no class designations until March 1, 1994, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance for a class include periods prior to the adoption of class designations. Performance prior to March 1, 1994, does not reflect annual 12b-1 fees of
 .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(3)Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable.

(4)Cumulative total returns are not annualized and do not reflect sales charges, which, if reflected, would reduce performance.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

FUND INFORMATION (all data are for periods ended October 31, 1996, except for SEC average annual compound rates of return)

Total value of $10,000 invested on January 22, 1992(3)
(Class A shares, at maximum applicable sales charge)

[Mountain Chart]

[Data for Mountain Chart]
"1/92"   9550
"10/92"  8389
"10/93"  12430
"10/94"  15213
"10/95"  13635
"10/96"  13460

SEC Average Annual Compound Rates
of Return for periods ended 9/30/96
(at maximum applicable sales charge)(2),(3)

              Life of Fund
             (since 1/22/92)       1 Year
----------- ----------------  ----------------
A shares          +6.97%/+6.03%    -6.39%/-6.97%
----------- ----------------  ----------------
B shares          +7.24%/+6.27%    -7.71%/-8.32%
----------- ----------------  ----------------
C shares          +8.19%/+7.23%    -1.76%/-2.37%
----------- ----------------  ----------------
D shares          +7.56%/+6.61%    -3.72%/-4.33%

Cumulative Total Returns for
periods ended 10/31/96
(do not reflect sales charge)(2),(4)

             Life of Fund
            (since 1/22/92)       1 Year
---------- ----------------  ----------------
Class A         +40.94%/+35.12%   -1.28%/-1.90%
---------- ----------------  ----------------
Class B         +38.23%/+32.50%   -1.95%/-2.57%
---------- ----------------  ----------------
Class C         +41.98%/+36.09%   -1.06%/-1.67%
---------- ----------------  ----------------
Class D         +38.08%/+32.35%   -2.06%/-2.68%

Performance results for the Fund are increased by the voluntary reduction of fees and expenses related to the Fund. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

PORTFOLIO MANAGER'S REVIEW

International Equity Fund is managed by GFM International Investors Limited, a London-based money manager and subsidiary of MetLife. Three portfolio managers manage the Fund, each specializing in a distinct geographic area:
Ian Vose, Steven J. Brunnock, and Rosamunde M. Price. We discussed the portfolio with Ian Vose, Chief Investment Officer of GFM.

International stocks significantly trailed the returns offered by U.S. stocks in the past year, in part because the overseas economies have recovered more slowly than the U.S. economy. International Equity Fund's performance was disappointing; Class A shares provided a total return of -1.28% (does not reflect sales charge) for the 12 months ended October 31, 1996.(1) Fund performance has been essentially flat for most of the past year. However, the Fund significantly underperformed the +10.73% average return provided by Lipper Analytical Services' International Funds category (does not reflect sales charge).

International Equity Fund underperformed because of disappointing results in certain key markets, such as Japan earlier in the year and France more recently. In addition, a significant position in raw materials-related stocks hurt performance in late 1995 and early 1996. Lastly, small-company stocks underperformed larger-cap stocks, and value stocks underperformed growth-oriented stocks. Over the past several months, the Fund has been unwinding many of the positions that hurt performance in an effort to bring Fund performance back in line.

Portfolio Changes

In terms of sectors of the market, the Fund now has a much larger position in financial stocks in order to take advantage of declining interest rates overseas. Another significant change was the reduction of the Fund's positions in stocks of companies engaged in gold mining. In late 1995, gold stocks represented approximately 6% of the portfolio; currently they stand at approximately 1%.

In the past six months, International Equity Fund's portfolio composition has also changed. At the end of March, 1996, stocks contained in the EAFE Index, a commonly used index of international stock performance, represented approximately one-half of the portfolio. Small-company stocks (those with market capitalizations of $1.2 billion or less) represented about one-half of the Fund.

Currently, approximately 75% of the stocks in the portfolio are represented in the EAFE index. Only 17% of the portfolio could be considered small-cap stocks. The number of holdings has also been trimmed to approximately 150, with some positions as large as 2% to 3%.

Portfolio Strategy

Over the past year, the Fund has been fairly consistent in its country positioning--underweighted in Japan and overweighted in Europe. In Continental Europe, GFM believes these conditions are favorable for stronger economic growth and is focusing on companies undergoing restructurings to realize shareholder value. Even with a 32% position, the Fund is underweighted in Japan. The Japanese economy has recovered, so the risk-reward relationship is not as good for that market. International Equity Fund is also significantly underweighted in the United Kingdom, which has hurt recent fund performance. However, the UK is due to have Parliamentary elections within the next year, and the stock market often corrects when new elections are announced.

Outlook

GFM is cautiously optimistic about the international equity markets. The interest rate environment continues to be favorable and inflation is benign overseas, just as it is in the U.S. There continues to be opportunity in Europe, which has trailed the U.S. in recovering from recession of the early 1990s. GFM also expects the dollar to weaken over the long term.

October 31, 1996

Portfolio Comparison to EAFE Index
(by percentage of net assets)

                           International
                            Equity Fund       EAFE
------------------------  --------------------------
Continental Europe               35%           35%
------------------------  --------------------------
UK                               10%           17%
------------------------  --------------------------
Japan                            32%           38%
------------------------  --------------------------
Other Far East                   12%           10%
------------------------  --------------------------
Non-EAFE                          7%            0%
------------------------  --------------------------
Cash                              4%            0%

The Morgan Stanley EAFE (Europe, Australia, Far East) Index is a commonly-used measure of international stock market performance. The index is unmanaged and does not take sales charges into account. Direct investment in the index is not possible; results are for illustrative purposes only.

5 Largest Country Positions
(by percentage of net assets)

[Bar Chart]


Japan  32.0%
United Kingdom  10.2%
France  7.6%
Germany  6.9%
Netherlands 4.8%
Total:  61.5%


Top 10 Portfolio Holdings
(by percentage of net assets)

 1  Bank of Tokyo/Mitsubishi Japan 3.0%
 2  Kawasaki Heavy Industries Japan 2.2%
 3  NEC Japan 1.9%
 4  Kansai Electric Power Japan 1.8%
 5  Sumitomo Realty & Development Japan 1.7%
 6  Tokio Marine & Fire Japan 1.7%
 7  Bank of Ireland Ireland 1.7%
 8  Nippon Shinpan Japan 1.5%
 9  Mitsubishi Estate Japan 1.5%
10  Canon Japan 1.5%

These securities represent an aggregate of 18.5% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

INVESTMENT PORTFOLIO
October 31, 1996

                                                             Value
                                              Shares        (Note 1)
 ------------------------------------------------------  --------------
COMMON STOCKS 84.8%
Australia 4.2%
Amcor Ltd.*                                    40,000      $  248,573
Broken Hill Propietary Co. Ltd.                20,000         265,536
Burns, Philp & Co. Ltd.*                      150,000         237,793
Coles Myer Ltd.                                60,000         219,245
Foster's Brewing Group Ltd.                   120,000         218,770
Lend Lease Corp.*                              15,000         254,320
Mayne Nickless Ltd.                            55,000         365,330
MIM Holdings Ltd.*                            305,000         396,481
National Australia Bank*                       40,000         439,125
News Corp. Ltd.*                               40,000         227,647
Resolute Samantha Ltd.                         95,000         192,771
Santos Ltd.                                   100,000         399,493
                                                         --------------
                                                            3,465,084
                                                         --------------
Austria 1.6%
Bohler Uddeholm AG                              3,000         224,412
EVN Energie-Versorgung AG*                      2,000         271,247
Flughafen Wien AG                               4,000         197,175
OMV Handels AG                                  3,000         293,679
VA Stahl AG                                     9,000         298,648
                                                         --------------
                                                            1,285,161
                                                         --------------
Belgium 0.8%
GPE Bruxelles*                                  2,500         310,597
Petrofina SA*                                   1,000         307,470
                                                         --------------
                                                              618,067
                                                         --------------
Bermuda 0.8%
China North Industries                        465,000         202,275
Isleinvest Ltd.*+                              95,821         464,734
                                                         --------------
                                                              667,009
                                                         --------------
Canada 2.4%
Advanced Material Resources Ltd.*             855,000         478,473
Akiko Gold Resources Ltd.*+                   477,000         156,604
Epicore Networks Inc.*+                       450,000         651,395
Kemgas Ltd.*                                  200,000         305,925
Turbo Genset Inc. Cl. A*                      500,000         167,885
TVI Pacific Inc.*                             185,600         207,730
                                                         --------------
                                                            1,968,012
                                                         --------------
Croatia 0.5%
Zagrebacka Banka GDR*                          20,000         387,500
                                                         --------------
Czech Republic 0.3%
Komercni Banka GDR                             10,000         248,750
                                                         --------------
Denmark 0.5%
Novo Nordisk AS*                                2,320         386,381
                                                         --------------
Finland 0.5%
UPM-Kymmene Corp.                               7,500      $  152,150
Valmet Corp.                                   19,250         293,738
                                                         --------------
                                                              445,888
                                                         --------------
France 7.6%
AXA                                             5,000         312,274
Cie Fin Paribas                                 4,500         289,584
Clarins                                         2,000         275,403
Credit Local De Fractional*                     4,000         344,098
Eaux Cie Generale*                              3,750         448,166
Elf Aquitaine SA*                               3,660         292,657
Hermes International*                           1,600         406,220
Lafarge                                         3,000         180,029
Lagardere Group                                 6,000         189,536
Lyonnaise Des Eaux SA                           4,000         353,643
Pathe*                                          1,350         364,137
Peugeot SA*                                     2,500         260,636
Rhone-Poulenc SA                               17,800         527,472
Scor SA*                                        3,500         134,523
Synthelabo                                      4,000         381,809
Total SA Cl. B*                                 7,500         586,650
Union Assured Federales                         2,500         281,174
Usinor Sacilor*                                20,000         296,724
Valeo SA                                        5,000         300,049
                                                         --------------
                                                            6,224,784
                                                         --------------
Germany 6.9%
BASF AG                                        17,500         559,297
Bayer AG                                       10,000         377,839
Bayer Motoren Werken AG                           550         321,778
Commerzbank AG*                                21,500         481,280
Daimler-Benz AG*                               15,500         909,898
Deutsche Bank AG*                               7,000         324,208
Mannesmann AG                                     900         349,445
Preussag AG                                     1,100         264,831
RWE AG*                                        10,500         432,231
Siemens AG                                      7,500         387,530
Thyssen AG                                      2,200         393,687
Veba AG                                         6,500         346,675
Volkswagen AG                                     350         137,802
Wella AG*                                         600         339,937
                                                         --------------
                                                            5,626,438
                                                         --------------
Ghana 0.4%
Ashanti Goldfields Ltd. GDR                    20,000         327,500
                                                         --------------
Hong Kong 2.9%
Bank of East Asia Ltd.*                        60,000         234,345
Cathay Pacific Airways                        135,000         211,259
China Merchants Direct                        375,000         169,745

The accompanying notes are an integral part of the financial statements.

                                       3

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

                                                             Value
                                              Shares        (Note 1)
 ------------------------------------------------------  --------------
Hong Kong (cont'd)
Cosco Pacific Ltd.                             275,000    $   263,185
Goldlion Holdings Ltd.*                        250,000        203,694
Hong Kong & China Gas Co. Ltd.                 135,000        237,449
Hong Kong Telecommunications Ltd.              250,000        441,336
Johnson Electric Holdings Ltd.                 155,000        338,778
South China Morning Post Ltd.                  365,000        311,554
                                                         --------------
                                                            2,411,345
                                                         --------------
Indonesia 0.3%
Anglo-Eastern Plantations PLC                  125,000        238,037
                                                         --------------
Ireland 2.1%
Bank of Ireland                                165,000      1,356,201
World Fluids PLC*                            3,521,073        344,023
                                                         --------------
                                                            1,700,224
                                                         --------------
Israel 0.6%
Koor Industries Ltd. ADR                        30,000        521,250
                                                         --------------
Italy 2.1%
Autostrade SPA*                                250,000        369,974
Edison SPA                                      70,000        416,447
ENI SPA                                        124,000        593,843
Italgas                                        100,000        369,150
                                                         --------------
                                                            1,749,414
                                                         --------------
Japan 22.4%
Asatsu Inc.                                     25,000        924,421
Canon Inc.                                      65,000      1,244,565
Chugai Pharmaceutical Co. Ltd.                  61,000        562,293
Clarion Co.*                                   100,000        512,055
Itoham Foods Inc.*                              65,000        422,467
Kandenko Co.                                    90,000        972,289
Kansai Electric Power                           70,000      1,469,413
Keyence Corp.                                    6,500        753,590
Misawa Homes Co.                               100,000        809,802
Mitsubishi Estate                              100,000      1,247,200
Mitsukoshi                                      51,000        443,907
Nippon Hodo Co.                                 20,000        279,303
Nippon Shinpan Co.                             210,000      1,270,827
Nomura Securities*                              50,000        825,611
Omron Corp.*                                    50,000        891,485
Pioneer Electronic                              21,000        415,002
Prospect Japan Fund                            105,000        893,025
Sumitomo Realty & Development Co.              190,000      1,381,757
Takara Co.*                                     45,000        328,049
TDK Corp.                                       19,000      1,114,751
Tokio Marine & Fire Insurance Co.              125,000      1,372,360
Tokyo Nissan Auto Sales Co.*                    45,000        276,669
                                                         --------------
                                                           18,410,841
                                                         --------------
Korea 0.3%
Yukong GDR*                                     32,500    $   207,187
                                                         --------------
Luxembourg 0.6%
Quilmes Industrial SA ADR                       21,000        220,500
Arbed SA*                                        2,000        233,907
                                                         --------------
                                                              454,407
                                                         --------------
Malaysia 1.3%
Magnum Corp. BHD                               205,000        353,770
Malaysian Airline System BHD                    85,000        213,636
Sime Darby BHD*                                 72,000        255,056
UMW Holdings BHD                                60,000        275,480
                                                         --------------
                                                            1,097,942
                                                         --------------
Mexico 0.2%
Grupo Carso SA de CV                            45,000        201,835
                                                         --------------
Netherlands 4.8%
ABN Amro Holdings NV                             5,000        282,607
Ahold Kon NV                                     6,500        379,266
Akzo Nobel NV*                                   2,500        315,023
ASM Lithography Holding NV*                      8,000        287,617
DSM NV*                                          1,750        167,605
Gist-Brocades NV                                 7,500        224,112
ING Groep NV                                    20,000        623,563
Kon Ptt*                                         6,000        217,127
Royal Dutch Petroleum Co.                        5,500        908,293
Ver Ned Uitgevers                               17,500        317,675
SGS-Thomson Microelectronics NV*                 4,500        238,445
                                                         --------------
                                                            3,961,333
                                                         --------------
New Zealand 0.5%
Fletcher Challenge                              80,000        216,767
Telecom Corp.*                                  40,000        207,994
                                                         --------------
                                                              424,761
                                                         --------------
Norway 1.0%
Orkla ASA                                        6,000        383,651
Storebrand ASA*                                 75,000        439,600
                                                         --------------
                                                              823,251
                                                         --------------
Panama 0.3%
Banco Latinoamericano de Exportaciones SA
  Cl. E*                                         4,000        209,000
                                                         --------------
Poland 0.3%
Bank Gdanski SA GDR                             15,000        228,750
                                                         --------------
Russia 0.1%
Rao Gazprom ADR*                                 3,200         60,000

The accompanying notes are an integral part of the financial statements.

                                       4

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

INVESTMENT PORTFOLIO (cont'd)
                                                             Value
                                              Shares        (Note 1)
 ------------------------------------------------------  --------------
Singapore 1.4%
Development Bank of Singapore Ltd.*             25,000    $   299,965
Keppel Corp.                                    45,000        335,463
Singapore Press Holdings Ltd.*                  18,000        299,042
United Overseas Bank Ltd.*                      25,000        243,166
                                                         --------------
                                                            1,177,636
                                                         --------------
South Africa 0.2%
Sun International                              180,000        161,108
                                                         --------------
Spain 2.0%
Acerinox SA                                      2,500        299,777
Banco Bilbao Vizcaya SA                          9,000        437,321
Banco Popular Espanol SA*                        1,500        286,727
Iberdrola SA                                    20,250        215,046
Telefonica de Espana*                           18,000        361,143
                                                         --------------
                                                            1,600,014
                                                         --------------
Sweden 1.2%
ABB AB Series A*                                 2,500        283,240
Nordbanken AB*                                  27,500        723,497
                                                         --------------
                                                            1,006,737
                                                         --------------
Switzerland 3.5%
ABB AG                                             250        308,940
Ciba-Geigy AG                                      850      1,047,033
CS Holding AG*                                   3,000        299,644
Elektrowatt AG                                     750        284,810
Nestle SA                                          225        244,403
Schweiz Bankverein AG*                           2,000        385,285
SMH Neuenburg AG*                                  500        306,566
                                                         --------------
                                                            2,876,681
                                                         --------------
Taiwan 0.3%
Tung Ho Steel Enterprise GDR                    27,500        261,250
                                                         --------------
United Kingdom 9.9%
Alexon Group PLC*                              230,000        625,163
Arjo Wiggins Appleton PLC                      100,000        267,741
Barclays PLC                                    32,000        502,344
British Biotech PLC*                           200,000        735,677
British Petroleum Co. PLC                       55,000        591,044
BTR PLC                                         79,000        331,095
Euro Sales Finance PLC*                        163,560        332,764
Glaxo Wellcome PLC                              50,000        785,319
Guardian Royal Exchange PLC                    115,500        473,730
Inn Business Group PLC                         591,055        673,403
J. Sainsbury PLC                                50,000        296,224
Royal Bank Scotland Group PLC*                  40,000        327,474
Tarmac PLC                                     200,000        291,341
Unilever PLC                                    30,000        630,371
Upton & Southern Holdings PLC*               7,500,000        427,246
United Kingdom (cont'd)
Waverley Mining Finance PLC*                   814,280    $   861,462
                                                         --------------
                                                            8,152,398
                                                         --------------
Total Common Stocks (Cost $68,563,233)                     69,585,975
                                                         --------------
EQUITY-RELATED SECURITIES 2.0%
Amoy Properties Ltd. Cv. Pfd.                  510,000        493,425
Ashurst Technology Ltd. Units+               1,600,000        644,680
Baltic Republics Fund Pfd.*                      2,208        301,392
Upton & Southern Holdings PLC Cv. Pfd.         115,207        171,573
Upton & Southern Holdings PLC Wts.*            750,000         19,836
                                                         --------------
Total Equity-Related Securities (Cost $2,486,701)           1,630,906
                                                         --------------

                                     Principal     Maturity
                                        Amount       Date
 ------------------------------- --------------- -------------  --------------
CONVERTIBLE BONDS 9.6%
Asahi Glass Co. Cv. Bond, 1.90%    Japanese Yen
                                    95,000,000    12/26/2008         922,006
Kawasaki Heavy Industries Cv.
  Bond, 0.50%                      180,000,000    09/30/1998       1,822,055
Mitsui & Co. Cv. Bond, 1.05%        95,000,000     9/30/2009         892,802
                                     Swiss Franc
NEC Corp. Cv. Bond, 1.00%            1,700,000     3/31/1999       1,529,865
Bank of Tokyo/Mitsubishi Cv.
  Bond, 3.50%                     $  2,450,000     3/31/2004       2,500,531
Yageo Corp. Cv. Bond, 1.25%            200,000     7/24/2003         216,500
                                                                --------------
Total Convertible Bonds (Cost $8,282,452)                          7,883,759
                                                                --------------
Total Investments (Cost $79,332,386)--96.4%                       79,100,640
Other Assets, Less Liabilities--3.6%                               2,959,659
                                                                --------------
Net Assets--100.0%                                               $82,060,299
                                                                ==============
Federal Income Tax Information:
At October 31, 1996, the net unrealized depreciation of
  investments based on cost for Federal income tax purposes of
  $79,382,605 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost             $ 5,818,105
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value              (6,100,070)
                                                                --------------
                                                                 $  (281,965)
                                                                ==============

* Nonincome-producing securities.
  ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.
+ Security determined to be illiquid by the Directors.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

Assets
Investments, at value (Cost $79,332,386) (Note 1)            $79,100,640
Foreign currency, at value (Cost $4,563,890)                   4,576,284
Receivable for securities sold                                 2,530,517
Dividends and interest receivable                                162,412
Foreign tax receivable                                           126,972
Receivable for fund shares sold                                   60,378
Receivable from investment manager (Note 3)                       41,660
Deferred organization costs and other assets (Note 1)              2,713
                                                           ---------------
                                                              86,601,576
Liabilities
Payable for securities purchased                               3,258,637
Payable to custodian                                             476,476
Payable for fund shares redeemed                                 303,690
Accrued transfer agent and shareholder services
  (Note 2)                                                       148,603
Accrued management fee (Note 2)                                   73,518
Accrued distribution and service fees (Note 5)                    37,425
Accrued directors' fees (Note 2)                                  18,639
Other accrued expenses                                           224,289
                                                           ---------------
                                                               4,541,277
                                                           ---------------
Net Assets                                                   $82,060,299
                                                           ===============
Net Assets consist of:
 Unrealized depreciation of investments and  foreign
  currency                                                   $  (216,904)
 Accumulated net realized loss on investments and
   foreign currency                                           (2,108,047)
 Shares of beneficial interest                                84,385,250
                                                           ---------------
                                                             $82,060,299
                                                           ===============
Net Asset Value and redemption price per share of Class A
  shares ($21,116,261 / 2,289,362 shares of beneficial
  interest)                                                        $9.22
                                                           ===============
Maximum Offering Price per share of Class A shares ($9.22
  / .955)                                                          $9.65
                                                           ===============
Net Asset Value and offering price per share of Class B
  shares ($28,970,611 / 3,205,065 shares of beneficial
  interest)*                                                       $9.04
                                                           ===============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($26,649,162 / 2,867,029 shares
  of beneficial interest)                                          $9.29
                                                           ===============
Net Asset Value and offering price per share of Class D
  shares ($5,324,265 / 589,346 shares of beneficial
  interest)*                                                       $9.03
                                                           ===============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 1996

Investment Income
Dividends, net of foreign taxes of $154,813                 $ 1,219,761
Interest, net of foreign taxes of $1,116                        252,990
                                                          ---------------
                                                              1,472,751
Expenses
Management fee (Note 2)                                         921,649
Transfer agent and shareholder services (Note 2)                501,162
Custodian fee                                                   331,794
Reports to shareholders                                         102,872
Registration fees                                                74,104
Service fee--Class A (Note 5)                                    61,863
Distribution and service fees--Class B (Note 5)                 329,552
Distribution and service fees--Class D (Note 5)                  72,143
Audit fee                                                        44,551
Directors' fees (Note 2)                                         18,639
Amortization of organization costs (Note 1)                      17,536
Legal fees                                                       10,728
Miscellaneous                                                    31,243
                                                          ---------------
                                                              2,517,836
Expenses borne by the investment manager (Note 3)              (452,847)
                                                          ---------------
                                                              2,064,989
                                                          ---------------
Net investment loss                                            (592,238)
                                                          ---------------
Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency
Net realized loss on investments (Notes 1 and 4)             (1,497,472)
Net realized loss on foreign currency (Note 1)                 (880,450)
                                                          ---------------
 Total net realized loss                                     (2,377,922)
                                                          ---------------
Net unrealized appreciation of investments                    1,038,313
Net unrealized appreciation of foreign currency                 562,951
                                                          ---------------
 Total net unrealized appreciation                            1,601,264
                                                          ---------------
Net loss on investments and foreign currency                   (776,658)
                                                          ---------------
Net decrease in net assets resulting from operations        $(1,368,896)
                                                          ===============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                      Year ended October 31
                                  -------------------------------
                                      1996             1995
 ------------------------------- ---------------  ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss                $  (592,238)    $   (794,085)
Net realized loss on
  investments and foreign
  currency*                         (2,377,922)        (441,233)
Net unrealized appreciation
  (depreciation) of investments
  and foreign currency               1,601,264       (9,361,750)
                                 ---------------  ---------------
Net decrease resulting from
  operations                        (1,368,896)     (10,597,068)
                                 ---------------  ---------------
Distribution from net realized gains:
 Class A                                    --       (1,132,506)
 Class B                                    --       (1,086,016)
 Class C                                    --       (2,059,288)
 Class D                                    --         (138,131)
                                 ---------------  ---------------
                                            --       (4,415,941)
                                 ---------------  ---------------
Net increase (decrease) from
  fund share transactions
  (Note 6)                          (6,239,509)       6,433,624
                                 ---------------  ---------------
Total decrease in net assets        (7,608,405)      (8,579,385)

Net Assets
Beginning of year                   89,668,704       98,248,089
                                 ---------------  ---------------
End of year                        $82,060,299     $ 89,668,704
                                 ===============  ===============
*Net realized loss for Federal
  income tax purposes (Note 1)     $(1,469,788)    $   (588,041)
                                 ===============  ===============

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1996

Note 1

State Street Research International Equity Fund (the "Fund"), is a diversified series of State Street Research Portfolios, Inc. ("Portfolios"), which was organized as a Maryland corporation in April, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in January, 1992. Portfolios consists presently of two separate funds: State Street Research International Equity Fund and State Street Research International Fixed Income Fund.

The investment objective of the fund is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-U.S. companies. Non-U.S. companies for these purposes are companies domiciled outside the United States.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Directors declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Securities traded on domestic stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the last reported sales price. Each security traded primarily on non-domestic securities exchanges is generally valued at the preceding closing value of such security on the exchange where it is primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. If no closing price is available, then such security is valued at the mean between the last current bid and asked prices or

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

by using the last available closing price. Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities. All non-U.S. securities traded in the over-the-counter market are valued at the last sale quote or the last closing bid price, if there is no active trading in a particular security for a given day. Portfolio securities traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market. Securities for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Directors. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Portfolios.

D. Dividends

Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At October 31, 1996, the Fund had a capital loss carryforward of $2,057,829 available, to the extent provided in regulations, to offset future capital gains, if any, of which $588,041 and $1,469,788 expires on October 31, 2003 and 2004, respectively.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Fund and State Street Research Investment Services, Inc., the Fund's investment manager and principal underwriter (the "Investment Manager" and "Distributor"), a wholly owned, indirect subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Investment Manager receives monthly fees at an annual rate of 0.95% of the Fund's average daily net assets. The Investment Manager has entered into a Sub-Investment Management Agreement with GFM International Investors Limited (the "Sub-Investment Manager"), a substantially wholly owned, indirect subsidiary of Metropolitan, pursuant to which the Sub-Investment Manager has assumed the overall responsibility for managing the investments of the Fund. During the year ended October 31, 1996, the Fund paid the Investment Manager $921,649 in management fees. The Fund has no responsibility for the payment of fees to the Sub-Investment Manager.

State Street Research Shareholder Services, a division of the Distributor, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1996, the amount of such expenses was $158,321.

The fees of the Directors not currently affiliated with the Investment Manager amounted to $18,639 during the year ended October 31, 1996.

Note 3

The Investment Manager or affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1996, the amount of such assumed expenses was $452,847.

Note 4

For the year ended October 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $112,506,420 and $107,280,061, respectively.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

Note 5

Portfolios has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1996, fees pursuant to such plan amounted to $61,863, $329,552 and $72,143 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $19,830 and $93,794, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $170,143 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $139,376 and $4,578 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

The authorized capital stock of the Fund currently consists of 100,000,000 shares, $.01 par value per share. The Fund reserves the right to issue additional classes of shares.

Share transactions were as follows:

                                                                           Year ended October 31
                                                       --------------------------------------------------------------
                                                                   1996                            1995
                                                      ------------------------------  -------------------------------
Class A                                                   Shares          Amount         Shares           Amount
----------------------------------------------------- -------------- --------------- --------------  ----------------
Shares sold                                              1,219,188     $ 11,886,027     1,597,600      $ 15,459,854
Issued upon reinvestment of distribution from net
  realized gains                                                --               --       112,688         1,095,324
Shares repurchased                                      (1,339,064)     (12,879,562)   (1,357,862)      (12,966,664)
                                                      -------------- --------------- --------------  ----------------
Net increase (decrease)                                   (119,876)    $   (993,535)      352,426      $  3,588,514
                                                      ============== =============== ==============  ================
Class B                                                  Shares           Amount         Shares           Amount
----------------------------------------------------- -------------- --------------- --------------  ----------------
Shares sold                                              1,649,800     $ 15,674,421     1,891,639      $ 18,088,917
Issued upon reinvestment of distribution from net
  realized gains                                                --               --       108,264         1,045,778
Shares repurchased                                      (1,439,371)     (13,641,573)     (734,821)       (6,927,600)
                                                      -------------- --------------- --------------  ----------------
Net increase                                               210,429     $  2,032,848     1,265,082      $ 12,207,095
                                                      ============== =============== ==============  ================
Class C                                                  Shares           Amount         Shares           Amount
----------------------------------------------------- -------------- --------------- --------------  ----------------
Shares sold                                                945,704     $  9,234,435     1,440,157      $ 13,962,911
Issued upon reinvestment of distribution from net
  realized gains                                                --               --       207,652         2,026,671
Shares repurchased                                      (1,687,889)     (16,384,857)   (3,000,375)      (29,391,886)
                                                      -------------- --------------- --------------  ----------------
Net decrease                                              (742,185)    $ (7,150,422)   (1,352,566)     $(13,402,304)
                                                      ============== =============== ==============  ================
Class D                                                  Shares           Amount         Shares           Amount
----------------------------------------------------- -------------- --------------- --------------  ----------------
Shares sold                                                377,202     $  3,629,056       555,007      $  5,321,534
Issued upon reinvestment of distribution from net
  realized gains                                                --               --        13,592           131,305
Shares repurchased                                        (403,584)      (3,757,456)     (148,231)       (1,412,520)
                                                      -------------- --------------- --------------  ----------------
Net increase (decrease)                                    (26,382)    $   (128,400)      420,368      $  4,040,319
                                                      ============== =============== ==============  ================

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                                          Class A                              Class B
                                            ------------------------------------ ------------------------------------
                                                   Year ended October 31                Year ended October 31
                                            ------------------------------------ ------------------------------------
                                             1996***     1995***       1994**      1996***     1995***      1994**
------------------------------------------ ----------- ------------ ------------ ----------------------- -----------
Net asset value, beginning of year           $  9.34     $ 10.98      $ 10.54      $  9.22     $ 10.93      $ 10.54
Net investment loss*                           (0.04)      (0.08)       (0.04)       (0.11)      (0.15)       (0.06)
Net realized and unrealized gain (loss) on
  investments  and foreign currency            (0.08)      (1.04)        0.48        (0.07)      (1.04)        0.45
Distributions from net realized gains             --       (0.52)          --           --       (0.52)          --
                                           ----------- ------------ ------------ ----------------------- -----------
Net asset value, end of year                 $  9.22     $  9.34      $ 10.98      $  9.04     $  9.22      $ 10.93
                                           =========== ============ ============ ======================= ===========
Total return                                   (1.28)%+   (10.38)%+     (4.17)%+++   (1.95)%+   (11.09)%+      3.70%+++
Net assets at end of year (000s)             $21,116     $22,497      $22,579      $28,971     $27,614      $18,904
Ratio of operating expenses to average net
assets*                                         1.90%       1.90%        1.90%++      2.65%       2.65%        2.65%++
Ratio of net investment loss to average
  net assets*                                  (0.37)%     (0.82)%      (0.87)%++    (1.13)%     (1.54)%      (1.61)%++
Portfolio turnover rate                       132.36%     100.68%       80.60%      132.36%     100.68%       80.60%
Average commission rate@                     $0.0069          --           --      $0.0069          --           --
*Reflects voluntary assumption of fees or
  expenses per share in each year (Note 3)   $  0.05     $  0.06      $  0.03      $  0.05     $  0.06      $  0.03

                                                        Class C                                          Class D
                              ----------------------------------------------------------- ------------------------------------
                                                 Year ended October 31                            Year ended October 31
                              ----------------------------------------------------------- ------------------------------------
                                1996***     1995***       1994       1993      1992****     1996***      1995***      1994**
----------------------------- ----------- ------------  ---------  ---------------------- ----------- ------------ -----------
Net asset value, beginning of
  year                          $  9.39     $ 11.01     $  9.56    $  6.50     $  7.40      $  9.22      $ 10.93      $10.54
Net investment income (loss)*     (0.02)      (0.05)      (0.07)     (0.02)       0.04        (0.11)       (0.15)      (0.07)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency            (0.08)      (1.05)       2.09       3.17       (0.94)       (0.08)       (1.04)       0.46
Dividends from net investment
  income                             --          --       (0.05)     (0.04)         --           --           --          --
Distributions from net
  realized gains                     --       (0.52)      (0.52)     (0.05)         --           --        (0.52)         --
                              ----------- ------------  ---------  ---------------------- ----------- ------------ -----------
Net asset value, end of year    $  9.29     $  9.39     $ 11.01    $  9.56     $  6.50      $  9.03      $  9.22      $10.93
                              =========== ============  =========  ====================== =========== ============ ===========
Total return                      (1.06)%+   (10.16)%+    22.73%+    48.95%+    (12.16)%+++   (2.06)%+    (11.09)%+     3.70%+++
Net assets at end of year
  (000s)                        $26,649     $33,883     $54,631    $27,767     $10,418      $ 5,324      $ 5,674      $2,134
Ratio of operating expenses
  to average net assets*           1.65%       1.65%       1.65%      1.65%       1.65%++      2.65%        2.65%       2.65%++
Ratio of net investment
  income (loss) to average
  net assets*                     (0.16)%     (0.51)%     (0.75)%    (0.37)%      0.79%++     (1.10)%      (1.55)%     (1.62)%++
Portfolio turnover rate          132.36%     100.68%      80.60%    116.12%      77.83%      132.36%      100.68%      80.60%
Average commission rate@        $0.0069          --          --         --          --      $0.0069           --          --
*Reflects voluntary
 assumption of fees or
 expenses per share in each
year (Note 3)                   $  0.05     $  0.06     $  0.05    $  0.08     $  0.10      $  0.05      $  0.06      $ 0.03

  ** March 1, 1994 (commencement of share class designations) to October 31,
     1994.
 *** Per-share figures have been calculated using the average shares method. **** January 22, 1992 (commencement of operations) to October 31, 1992.
  ++ Annualized.
   + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Investment Manager and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
 +++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Investment Manager and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
   @ For fiscal years beginning on or after November 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of State Street
Research Portfolios, Inc. and the Shareholders of
State Street Research International Equity Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of State Street Research International Equity Fund (a series of State Street Research Portfolios, Inc.) as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for each of the years in the five year period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of State Street Research International Equity Fund (a series of State Street Research Portfolios, Inc.) at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
December 16, 1996

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

International stocks significantly trailed the returns offered by U.S. stocks in the past year, in part because the overseas economies have recovered more slowly than the U.S. economy. International Equity Fund underperformed the average return provided by Lipper Analytical Services' International Funds category (does not reflect sales charge).

International Equity Fund underperformed because of disappointing results in certain key markets, such as Japan earlier in the year and France more recently. In addition, a significant position in raw materials-related stocks hurt performance in late 1995 and early 1996. Lastly, small-company stocks underperformed larger-cap stocks, and value stocks underperformed growth-oriented stocks.

The Fund increased its position in financial stocks in order to take advantage of declining interest rates overseas. Another change was a reduction in the Fund's positions in stocks of companies engaged in gold mining. In late 1995, gold stocks represented approximately 6% of the portfolio; currently they stand at approximately 1%.

Over the past year, the Fund has reduced its holdings in small-capitalization stocks and increased its holdings in stocks represented in the EAFE index.

The Morgan Stanley EAFE (Europe, Australia, Far East) Index is a commonly-used measure of international stock market performance. The index is unmanaged and does not take sales charges into account. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Shares of the Fund had no class designations until March 1, 1994, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance for a class include periods prior to the adoption of class designations. Performance prior to March 1, 1994, does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the investment manager's voluntary reduction of fees and expenses related to the Fund. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

Change In Value Of $10,000
Based On The Morgan Stanley EAFE Index Compared
To Change In Value of $10,000 Invested In
International Equity Fund

[Data for Line Charts]

Class A Shares

Average Annual Total Return
-------------------------------
1 Year             Life of Fund
-------------------------------
-5.73%/-6.31%  -6.41%/+5.48%

$22,000
 18,000
 14,000
 10,000
  6,000

$14,732         $13,460

 1/22/92        9550      10000
10/31/92        8389       8845
10/31/93       12430      12158
10/31/94       15213      13385
10/31/95       13635      13335
10/31/96       13460      14732

Class B Shares

Average Annual Total Return
-------------------------------
1 Year             Life of Fund
-------------------------------
-6.85%/-7.47%  +6.68%/+5.73%

$22,000
 18,000
 14,000
 10,000
  6,000

$14,732         $13,623


 1/22/92       10000      10000
10/31/92        8784       8845
10/31/93       13015      12158
10/31/94       15858      13385
10/31/95       14098      13335
10/31/96       13623      14732

Class C Shares

Average Annual Total Return
-------------------------------
1 Year             Life of Fund
-------------------------------
-1.06%/-1.67%  -7.61%/+6.66%

$22,000
 18,000
 14,000
 10,000
  6,000

$14,732         $14,198



 1/22/92       10000      10000
10/31/92        8784       8845
10/31/93       13015      12158
10/31/94       15974      13385
10/31/95       14351      13335
10/31/96       14198      14732

Class D Shares

Average Annual Total Return
-------------------------------
1 Year             Life of Fund
-------------------------------
-3.04%/-3.66%  +6.98%/+6.04%

$22,000
 18,000
 14,000
 10,000
  6,000

$14,732         $13,808

 1/22/92       10000      10000
10/31/92        8784       8845
10/31/93       13015      12158
10/31/94       15858      13385
10/31/95       14098      13335
10/31/96       13808      14732


LEGEND:
Solid Line:  International Equity Fund
Dashed Line: Morgan Stanley EAFE Index

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

FUND INFORMATION, OFFICERS AND DIRECTORS OF STATE STREET RESEARCH PORTFOLIOS,
INC.

Fund Information

State Street Research
International Equity Fund
One Madison Avenue
New York, NY 10010

Investment Manager
and Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Sub-Investment Manager
GFM International
Investors Limited
5 Upper St. Martins Lane
London, WC2H 9EA
England

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Sullivan & Worcester LLP
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

Independent Accountants
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

Officers

Jeffrey J. Hodgman
President and
Chief Executive Officer

Gary Lineberry
Vice President

Elaine Stevenson
Vice President and
Chief Operating Officer

Elliot Reiter
Treasurer

Brad White
Controller

Patricia S. Worthington
Secretary

Directors

Steve A. Garban
Retired; formerly Senior Vice President for Finance and
Operations and Treasurer, The Pennsylvania State University

Jeffrey J. Hodgman, Chairman
Executive Vice President,
Metropolitan Life Insurance
Company

Malcolm T. Hopkins
Former Vice Chairman of the Board and Chief Financial
Officer, St. Regis Corp.

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive Vice
President, Chief Operating
Officer and Director,
Hewlett-Packard Company

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts Institute of Technology

John H. Tweedie
Executive Vice President,
Metropolitan Life Insurance
Company

[Back Cover]

Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600

State Street Research Investment Services
One Financial Center
Boston, MA 02111

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:

State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408

[State Street Research Logo]

This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 3560-961224(0198)SSR-LD

Cover Illustration by Dorothy Cullinan

IE-905D-1296

{Front Cover]

[State Street Research Logo]

STATE STREET RESEARCH
INTERNATIONAL FIXED INCOME FUND

ANNUAL REPORT
October 31, 1996

[Graphic - Figure carrying umbrella and briefcase
           bounding over globe of the world]

WHAT'S INSIDE

From the President
Positive returns from
overseas bond markets

Portfolio Manager's Review
A difficult year for the
Fund

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

[Dalbar Quality Tested Service Logo]

DALBAR
Honors Commitment To:
Investors

For Excellence
in
Shareholder Service

FROM THE PRESIDENT

To Our Shareholders:

Thus far, 1996 has been the second consecutive year that the U.S. stock market has outperformed overseas markets. Of course, this can be frustrating to an investor in an international stock fund. However, the performance of overseas bonds has paralleled that of many sectors of the U.S. bond market.

International stock markets have lagged because their economies have not recovered as quickly as the U.S. economy. Currently, Japan's economy has just turned the corner and moved into a strengthening stage. Europe remains slow, forcing its central banks to lower interest rates to stimulate growth.

The slow-moving economies of many overseas countries boosted bond performance over the past year. In local currency terms, all major global bond markets generated positive returns. And in U.S. dollar terms, with the exception of Japan and Switzerland, bond markets posted healthy returns.

As foreign economies pick up speed, their stock markets should rally. Interest rates are low, allowing overseas companies to borrow cheaply to help build their businesses. Plus, inflation is just as passive abroad as it has been in the U.S., which benefits the markets and investors.

For a variety of reasons, consideration is currently being given to the possibility of combining the Fund with another fund and/or liquidating the Fund, among other alternatives. If the Board of Directors determines that such action is in the best interest of shareholders, a Special Meeting of Shareholders may be convened in the first part of 1997.

Since our last letter, there have been several developments relating to the Fund's sub-adviser, GFM International Investors Limited ("GFM"), which are intended to strengthen GFM. First, GFM has been working more closely with its sister company, State Street Research & Management Company ("SSRM"), and we expect that GFM will become a subsidiary of SSRM in the near future. In addition, GFM has added new investment and administrative personnel in key areas. As a result of these changes, we believe GFM will benefit from both the additional resources available through SSRM as well as its own enhanced resources.

We will look forward to communicating with you further regarding the Board of Directors' recommendations with respect to the Fund.

Sincerely,

/s/ Jeffrey J. Hodgman

Jeffrey J. Hodgman
President and Chief Executive Officer
December 18, 1996

(1) +0.61% for Class B shares; +1.54% for Class C shares; +0.39% for Class D shares.

(2) Performance results for the Fund are increased by the voluntary reduction of fees and expenses related to the Fund. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

(3) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Shares of the Fund had no class designations until March 1, 1994, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance for a class includes periods prior to the adoption of class designations. Performance prior to March 1, 1994 does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(4) Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable.

(5) Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.

Please note that the discussion throughout this shareholder report is dated as indicated and because of possible changes in viewpoint, data and transactions should not be relied upon as being current thereafter.

FUND INFORMATION (all data are for periods ended October 31, 1996, except where otherwise noted)

SEC Yield(2)

Class A               2.30%/0.99%
------------- -------------------
Class B               1.68%/0.32%
------------- -------------------
Class C               2.65%/1.28%
------------- -------------------
Class D               1.68%/0.31%
------------- -------------------

SEC yield is based on the net investment income produced for the 30 days ended October 31, 1996.

SEC Average Annual Compound
Rates of Return for periods ended 9/30/96
(at maximum applicable sales charge)(2,3,4)

                  Life of Fund
                (since 1/22/92)          1 Year
--------------------------------  -------------------
Class A          +6.94%/+6.42%        -3.29%/-3.77%
--------------------------------  -------------------
Class B          +7.26%/+6.70%        -4.23%/-4.72%
--------------------------------  -------------------
Class C          +8.14%/+7.58%        +1.49%/+1.00%
--------------------------------  -------------------
Class D          +7.54%/+7.02%        -0.38%/-0.87%
--------------------------------  -------------------

Average Annual Compound
Rates of Return for periods ended 10/31/96
(at maximum applicable sales charge)(2,3,4)

                  Life of Fund
                (since 1/22/92)          1 Year
--------------------------------  -------------------
Class A          +7.08%/+6.55%        -3.25%/-3.70%
--------------------------------  -------------------
Class B          +7.37%/+6.81%        -4.19%/-4.67%
--------------------------------  -------------------
Class C          +8.26%/+7.70%        +1.54%/+1.06%
--------------------------------  -------------------
Class D          +7.65%/+7.12%        -0.56%/-1.04%
--------------------------------  -------------------

Cumulative Total Returns
(do not reflect sales charge)(2,3,5)

                  Life of Fund
                (since 1/22/92)          1 Year
--------------------------------  -------------------
Class A         +45.21%/+41.85%       +1.31%/+0.83%
--------------------------------  -------------------
Class B         +42.48%/+39.00%       +0.61%/+0.14%
--------------------------------  -------------------
Class C         +46.13%/+42.57%       +1.54%/+1.06%
--------------------------------  -------------------
Class D         +42.23%/+38.93%       +0.39%/-0.08%
--------------------------------  -------------------

PORTFOLIO MANAGER'S REVIEW

International Fixed Income Fund is managed by GFM International Investors Limited, a London-based money manager and indirect subsidiary of MetLife. The following is a discussion with portfolio manager Nick Sanjana.

Q: How did the Fund perform over the past 12 months?

A: We had a disappointing year. Class A shares of State Street Research International Fixed Income Fund provided a total return of +1.31% (does not include sales charge).(1) The Fund underperformed the average total return of +9.99% for the 42 funds in Lipper Analytical Services' International Income category (does not include sales charge).

Q: Why did the Fund underperform versus the other funds in its category?

A: Early on, we saw indications that some economies were experiencing an uptick in inflation. We saw this as the beginning of a trend and expected the central banks around the world to raise interest rates. In response, we positioned the Fund defensively, taking an overall bearish position on the global bond markets and holding as much as 25% of the Fund's exposure in cash.

Basically, we underperformed in three key areas. First, we weren't very optimistic on the outlook for the U.S. dollar at the beginning of the period, so we weren't focusing on U.S. dollar or dollar-block (Canada and Australia) assets and/or currencies. Many competing funds took the opposite viewpoint and had significant exposure there, which helped their performance relative to ours. Second, we were underweighted in the bonds of the peripheral European markets (Italy, Sweden and Spain), which offered strong performance. Many other funds had higher weightings in these bonds. Third, our defensive positioning caused us to miss the markets' rallies.

Q: What happened in the overseas economies over the past 12 months?

A: Despite what we perceived as evidence that economic activity in Europe and Japan began to recover in 1996, underlying activity remained sluggish. Additionally, inflation pressures remained subdued. This was apparent in the U.S. In the absence of inflationary pressures, central banks allowed monetary policy to remain easy -- which was different from our expectations of rising short-term interest rates. Indeed, many central banks continued to ease monetary policy. Against this background, global bond markets rallied.

Q: What's your outlook and strategy going forward?

A: We are looking for global economic activity to eventually gain momentum and wouldn't be surprised to see the central banks beginning to tighten monetary conditions should inflationary pressures emerge. However, in the short term we recognize that the central banks appear willing to delay tightening until there is clear evidence of rising price pressures and also that bond markets may continue to rally.

Consequently, we have reduced our cash exposure and bought more Canadian and Australian bonds. Additionally, we have raised our exposure to the U.K. bond market, which has lagged other European markets recently. In Continental Europe, we continue to favor the German bond market.

October 31, 1996

Asset Allocation
(by percentage of net assets)

[Pie Chart]
Bonds 87%
Cash and currency 13%

Currency Allocation
(by percentage of net assets)

[Pie Chart]
Other 5%
Japanese yen 25%
European currencies 70%
German deutsche mark 23%
British pound 12%
French franc 10%
Italian lire 6%
Danish krone 5%
Dutch guilder 5%
Spanish peseta 4%
Belgian franc 3%
Swedish krona 2%

Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the currencies shown.

STATE STREET RESEARCH INTERNATIONAL FIXED INCOME FUND

INVESTMENT PORTFOLIO
October 31, 1996

                                                    Principal              Maturity          Value
                                                      Amount                 Date           (Note 1)
-------------------------------------------- ------------------------  ----------------- --------------
FIXED INCOME SECURITIES 87.0%
Australia 3.6%                                Australian Dollar
Government of Australia, 7.50%                        1,500,000            7/15/2005      $ 1,202,758
                                                                                         --------------
Austria 1.8%                                     Pound Sterling
Oest Kontrollbank AG, 9.25%                             350,000            7/15/2002          613,457
                                                                                         --------------
Belgium 1.4%                                      Belgian Franc
Kingdom of Belgium, 9.00%                            12,000,000            6/27/2001          448,721
                                                                                         --------------
Canada 3.5%                                     Canadian Dollar
Government of Canada, 7.00%                           1,500,000           12/01/2006        1,163,893
                                                                                         --------------
Denmark 5.1%                                       Danish Krone
Kingdom of Denmark, 9.00%                             3,000,000           11/15/2000          583,246
Kingdom of Denmark, 8.00%                             6,000,000           11/15/2001        1,130,361
                                                                                         --------------
                                                                                            1,713,607
                                                                                         --------------
France 12.2%                                      Deutsche Mark
Credit Foncier de France, 7.25%                       1,500,000            2/24/2003        1,058,835
                                                   Japanese Yen
Credit Local de France, 6.00%                       100,000,000           10/31/2001        1,048,483
                                                   French Franc
Government of France, 8.50%                           4,500,000           11/25/2002        1,026,484
Government of France, 6.75%                           4,500,000           10/25/2003          945,330
                                                                                         --------------
                                                                                            4,079,132
                                                                                         --------------
Germany 17.0%                                    Pound Sterling
Bayerische Landesbank Girozentrale, 7.88%               750,000           12/07/2006        1,223,755
                                                  Deutsche Mark
Federal Republic of Germany, 6.50%                    1,500,000            7/15/2003        1,039,422
KFW International Finance, 6.25%                      2,000,000           10/15/2003        1,358,452
LKB Baden Wurttemb, 6.63%                             1,500,000            8/20/2003        1,040,016
Sudwest Landesbank, 6.75%                             1,500,000            8/26/2003        1,040,946
                                                                                         --------------
                                                                                            5,702,591
                                                                                         --------------
Italy 5.2%                                         Italian Lira
Republic of Italy, 10.50%                         1,000,000,000            4/01/2005          750,626
Republic of Italy, 9.50%                          1,400,000,000            2/01/1999          969,479
                                                                                         --------------
                                                                                            1,720,105
                                                                                         --------------
Japan 10.3%                                        Japanese Yen
Asian Development Bank, 5.63%                       100,000,000            2/18/2002        1,040,798
Export Import Bank, 4.38%                           180,000,000           10/01/2003        1,790,435
Japan Development Bank, 6.50%                        23,000,000            9/20/2001          246,580
                                                 Pound Sterling
Tokyo Electric Power Co. Inc., 11.00%                   200,000            6/05/2001      $   367,432
                                                                                         --------------
                                                                                            3,445,245
                                                                                         --------------
Netherlands 5.2%                                        Guilder
Government of Netherlands, 6.50%                      2,800,000            4/15/2003        1,745,978
                                                                                         --------------
Spain 2.0%                                       Spanish Peseta
Government of Spain, 8.00%                           85,000,000            5/30/2004          682,358
                                                                                         --------------
Sweden 2.3%                                       Swedish Krona
Kingdom of Sweden, 13.00%                             4,000,000            6/15/2001          764,056
                                                                                         --------------
United Kingdom 5.1%                              Pound Sterling
United Kingdom Treasury, 6.75%                        1,100,000           11/26/2004        1,710,357
                                                                                         --------------
Supranational 12.3%                               Deutsche Mark
European Economic Community, 6.50%                    1,500,000            3/10/2000        1,050,416
                                                   Japanese Yen
European Investment Bank, 6.63%                     100,000,000            3/15/2000        1,033,112
Inter-American Development Bank, 6.75%              100,000,000            2/20/2001        1,064,402
International Bank for Reconstruction &
  Development, 4.50%                                100,000,000            6/20/2000          977,669
                                                                                         --------------
                                                                                            4,125,599
                                                                                         --------------
Total Fixed Income Securities and Investments
  (Cost $26,621,548)--87.0%                                                                29,117,857
Cash and Other Assets, Less Liabilities--13.0%                                              4,362,788
                                                                                         --------------
Net Assets--100.0%                                                                        $33,480,645
                                                                                         ==============
Federal Income Tax Information:
At October 31, 1996 the net unrealized appreciation of investments based on cost for
  Federal income tax purposes of $26,621,548 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess
  of value over tax cost                                                                  $ 2,658,545
Aggregate gross unrealized depreciation for all investments in which there is an excess
  of tax cost over value                                                                     (162,236)
                                                                                         --------------
                                                                                          $ 2,496,309
                                                                                         ==============

The principal amount of each security is stated in the currency in which the security is denominated.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

Assets
Investments, at value (Cost $26,621,548) (Note 1)                  $ 29,117,857
Foreign currency, at value (Cost $5,894,892)                          5,798,618
Cash                                                                    357,519
Interest receivable                                                     817,804
Receivable from investment manager (Note 3)                              38,332
Foreign tax receivable                                                   10,406
Receivable for fund shares sold                                             838
Deferred organization costs and other assets (Note 1)                    13,483
                                                                 --------------
                                                                     36,154,857
Liabilities
Payable for securities purchased                                      2,484,901
Accrued management fee (Note 2)                                          21,216
Accrued transfer agent and shareholder services (Note 2)                 20,196
Accrued directors' fees (Note 2)                                         14,297
Accrued distribution and service fees (Note 5)                            5,577
Payable for fund shares redeemed                                          2,298
Other accrued expenses                                                  125,727
                                                                 --------------
                                                                      2,674,212
                                                                 --------------
                                                                    $33,480,645
                                                                 ==============
Net Assets
Net Assets consist of:
 Undistributed net investment income                                $   293,705
 Unrealized appreciation of investments
   and foreign currency                                               2,401,275
 Accumulated net realized gain on investments
   and foreign currency                                                 277,438
 Shares of beneficial interest                                       30,508,227
                                                                 --------------
                                                                   $ 33,480,645
                                                                 ==============
Net Asset Value and redemption price per share of Class A shares
  ($2,806,572 / 332,131 shares of beneficial interest)                    $8.45
                                                                 ==============
Maximum Offering Price per share of Class A shares
  ($8.45 / .955)                                                          $8.85
                                                                 ==============
Net Asset Value and offering price per share of Class B shares
  ($4,028,022 / 478,504 shares of beneficial interest)*                   $8.42
                                                                 ==============
Net Asset Value, offering price and redemption price per share of Class C shares ($24,840,299 / 2,934,746 shares of
  beneficial interest)                                                    $8.46
                                                                 ==============
Net Asset Value and offering price per share of Class D shares
  ($1,805,752 / 214,595 shares of beneficial interest)*                   $8.41
                                                                 ==============

*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 1996

Investment Income
Interest, net of foreign taxes of $17,063                          $ 1,644,032

Expenses
Management fee (Note 2)                                                246,122
Custodian fee                                                          147,686
Transfer agent and shareholder services (Note 2)                       104,744
Audit fee                                                               64,035
Registration fees                                                       35,448
Reports to shareholders                                                 24,799
Amortization of organization costs (Note 1)                             17,297
Directors' fees (Note 2)                                                14,297
Legal fees                                                              11,861
Service fee--Class A (Note 5)                                            6,258
Distribution and service fees--Class B (Note 5)                         38,313
Distribution and service fees--Class D (Note 5)                         16,462
Miscellaneous                                                            6,438
                                                                 --------------
                                                                       733,760
Expenses borne by the investment manager (Note 3)                     (179,424)
                                                                 --------------
                                                                       554,336
                                                                 --------------
Net investment income                                                1,089,696
                                                                 --------------
Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency
Net realized gain on investments (Notes 1 and 4)                       290,826
Net realized gain on foreign currency (Note 1)                          30,346
                                                                 --------------
 Total net realized gain                                               321,172
                                                                 --------------
Net unrealized depreciation of investments                            (639,506)
Net unrealized depreciation of foreign currency                       (307,408)
                                                                 --------------
 Total net unrealized depreciation                                    (946,914)
                                                                 --------------
Net loss on investments and foreign currency                          (625,742)
                                                                 --------------
Net increase in net assets resulting from operations                $  463,954
                                                                 ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL FIXED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                 Year ended October 31
                                            --------------------------------
                                                 1996             1995
------------------------------------------  --------------- ----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                        $ 1,089,696      $ 1,405,292
Net realized gain on investments and
  foreign currency*                              321,172          684,995
Net unrealized appreciation (depreciation)
  of investments and foreign currency           (946,914)       1,568,923
                                            --------------- ----------------
Net increase resulting from operations           463,954        3,659,210
                                            --------------- ----------------
Dividends from net investment income:
 Class A                                        (113,884)         (88,114)
 Class B                                        (143,579)        (113,623)
 Class C                                      (1,216,944)      (1,691,435)
 Class D                                         (59,902)         (41,936)
                                            --------------- ----------------
                                              (1,534,309)      (1,935,108)
                                            --------------- ----------------
Distributions from net realized gains:
 Class A                                         (14,778)          (5,975)
 Class B                                         (20,669)          (8,086)
 Class C                                        (155,630)        (123,136)
 Class D                                          (7,956)          (2,986)
                                            --------------- ----------------
                                                (199,033)        (140,183)
                                            --------------- ----------------
Net increase from fund share transactions
  (Note 6)                                     4,103,576        2,690,071
                                            --------------- ----------------
Total increase in net assets                   2,834,188        4,273,990

Net Assets
Beginning of year                             30,646,457       26,372,467
                                            --------------- ----------------
End of year (including undistributed net
  investment income of $293,705 and
  $696,597, respectively)                   $ 33,480,645     $ 30,646,457
                                            =============== ================
* Net realized gain for Federal income tax
  purposes (Note 1)                          $   279,451      $   197,316
                                            =============== ================

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1996

Note 1

State Street Research International Fixed Income Fund (the "Fund"), is a diversified series of State Street Research Portfolios, Inc. ("Portfolios"), which was organized as a Maryland corporation in April, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in January, 1992. Portfolios consists presently of two separate funds: State Street Research International Fixed Income Fund and State Street Research International Equity Fund.

The investment objective of the fund is to achieve the highest possible total return, consisting of income and realized and unrealized capital gains, consistent with prudent investment risk and preservation of capital, by investing primarily in high quality debt securities of non-U.S. issuers.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Directors declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Securities traded on domestic stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the last reported sales price. Each security traded primarily on non-domestic securities exchanges is generally valued at the preceding closing value of such security on the exchange where it is primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. If no closing price is available, then such security is valued at the mean between the last current bid and asked prices or by using the last available closing price. Domestic securities traded in

STATE STREET RESEARCH INTERNATIONAL FIXED INCOME FUND

the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities. All non-U.S. securities traded in the over-the-counter market are valued at the last sale quote or the last closing bid price, if there is no active trading in a particular security for a given day. Portfolio securities traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market. Securities for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Directors. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income
Investment income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Portfolios.

D. Dividends
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Fund and State Street Research Investment Services, Inc., the Fund's investment manager and principal underwriter (the "Investment Manager" and "Distributor"), a wholly owned indirect subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Investment Manager receives monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. The Investment Manager has entered into a Sub-Investment Management Agreement with GFM International Investors Limited (the "Sub-Investment Manager"), a substantially wholly owned, indirect subsidiary of Metropolitan, pursuant to which the Sub-Investment Manager has assumed the overall responsibility for managing the investments of the Fund. During the year ended October 31, 1996, the Fund paid the Investment Manager $246,122 in management fees. The Fund has no responsibility for the payment of fees to the Sub-Investment Manager.

State Street Research Shareholder Services, a division of the Distributor, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1996, the amount of such expenses was $21,704.

The fees of the Directors not currently affiliated with the Invest-ment Manager amounted to $14,297 during the year ended October 31, 1996.

Note 3

The Investment Manager or affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1996, the amount of such assumed expenses was $179,424.

Note 4

For the year ended October 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $18,021,481 and $11,266,940, respectively.

Note 5

Portfolios has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1996, fees pursuant to such plan amounted to $6,258, $38,313 and $16,462 for Class A, Class B and Class D, respectively.

STATE STREET RESEARCH INTERNATIONAL FIXED INCOME FUND

Note 5 (cont'd)

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $3,914 and $7,073, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $11,721 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $8,598 and $867 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

The authorized capital stock of the Fund currently consists of 100,000,000 shares, $.01 par value per share. The Fund reserves the right to issue additional classes of shares. At October 31, 1996, Metropolitan owned 2,745,384 Class C shares of the Fund.

Share transactions were as follows:

                                                               Year ended October 31
                                           ------------------------------------------------------------
                                                        1996                           1995
                                            -----------------------------  -----------------------------
Class A                                         Shares         Amount         Shares         Amount
 --------------------------------------------------------  -------------- --------------  --------------
Shares sold                                     239,978    $ 2,018,281       154,393       $1,349,055
Issued upon reinvestment of:
 Distributions from net realized gains            1,644         14,223           737            5,712
 Dividends from net investment income            10,609         89,660         5,748           47,607
Shares repurchased                             (159,405)    (1,342,020)      (51,420)        (442,983)
                                           --------------  -------------- --------------  --------------
Net increase                                     92,826    $   780,144       109,458       $  959,391
                                           ==============  ============== ==============  ==============

Class B                                         Shares         Amount         Shares         Amount
 --------------------------------------------------------  -------------- --------------  --------------
Shares sold                                     332,479    $ 2,810,842       189,985       $1,645,022
Issued upon reinvestment of:
 Distributions from net realized gains            2,095         18,040           931            7,205
 Dividends from net investment income            11,765         99,331         6,879           57,359
Shares repurchased                             (192,808)    (1,619,138)      (46,537)        (393,423)
                                           --------------  -------------- --------------  --------------
Net increase                                    153,531    $ 1,309,075       151,258       $1,316,163
                                           ==============  ============== ==============  ==============

Class C                                         Shares         Amount         Shares         Amount
 --------------------------------------------------------  -------------- --------------  --------------
Shares sold                                     356,166    $ 3,010,729        34,745       $  311,510
Issued upon reinvestment of:
 Distributions from net realized gains           17,927        154,527        15,646          121,415
 Dividends from net investment income            11,325         96,005        16,717          137,775
Shares repurchased                             (232,104)    (1,931,942)      (88,669)        (760,263)
                                           --------------  -------------- --------------  --------------
Net increase (decrease)                         153,314    $ 1,329,319       (21,561)      $ (189,563)
                                           ==============  ============== ==============  ==============

Class D                                         Shares         Amount         Shares         Amount
 --------------------------------------------------------  -------------- --------------  --------------
Shares sold                                     189,105    $ 1,599,158        73,243       $  639,413
Issued upon reinvestment of:
 Distributions from net realized gains              889          7,646           385            2,985
 Dividends from net investment income             4,851         40,579           894            7,531
Shares repurchased                             (113,909)      (962,345)       (5,482)         (45,849)
                                           --------------  -------------- --------------  --------------
Net increase                                     80,936    $   685,038        69,040       $  604,080
                                           ==============  ============== ==============  ==============


STATE STREET RESEARCH INTERNATIONAL FIXED INCOME FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                        Class A                         Class B
                                            -------------------------------  -------------------------------
                                                 Year ended October 31           Year ended October 31
                                            -------------------------------  -------------------------------
                                             1996***    1995***    1994**    1996***    1995***    1994**
 ------------------------------------------  --------- ---------  ---------  ---------  -------- ----------
Net asset value, beginning of year            $ 8.80    $ 8.31     $ 7.99     $ 8.77     $ 8.28    $ 7.99
Net investment income*                          0.27      0.40       0.30       0.21       0.34      0.27
Net realized and unrealized gain (loss) on
  investments and foreign currency             (0.16)     0.72       0.27      (0.16)      0.72      0.26
Dividends from net investment income           (0.40)    (0.59)     (0.25)     (0.34)     (0.53)    (0.24)
Distributions from net realized gains          (0.06)    (0.04)        --      (0.06)     (0.04)       --
                                             --------- ---------  ---------  ---------  -------------------
Net asset value, end of year                  $ 8.45    $ 8.80     $ 8.31     $ 8.42     $ 8.77    $ 8.28
                                             ========= =========  =========  =========  ===================
Total return                                    1.31%+   14.26%+     7.33%+++   0.61%+    13.53%+    6.73%+++
Net assets at end of year (000s)              $2,807    $2,106     $1,079     $4,028     $2,851    $1,439
Ratio of operating expenses to average net
  assets*                                       1.75%     1.74%      1.69%++    2.50%      2.49%     2.43%++
Ratio of net investment income to average
  net assets*                                   3.25%     4.71%      5.79%++    2.50%      3.94%     5.06%++
Portfolio turnover rate                        45.84%    23.31%     38.84%     45.84%     23.31%    38.84%
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3)     $ 0.05    $ 0.06     $ 0.01     $ 0.05     $ 0.06    $ 0.02

                                                      Class C                                        Class D
                           ------------------------------------------------------------  -------------------------------
                                                                       January 22, 1992
                                                                       (Commencement of
                                      Year ended October 31             Operations) to        Year ended October 31
                           ------------------------------------------                    -------------------------------
                            1996***    1995***     1994       1993     October 31, 1992   1996***   1995***     1994**
------------------          ---------  --------- ---------  ---------  ----------------- ---------  --------- ----------
Net asset value,
  beginning of year        $  8.81    $  8.32    $  8.24    $  7.85       $  7.40        $ 8.78     $ 8.29     $ 7.99
Net investment income*        0.30       0.44       0.14       0.41          0.32          0.21       0.34       0.27
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency           (0.17)      0.70       0.46       0.34          0.13         (0.17)      0.72       0.26
Dividends from net
  investment income          (0.42)     (0.61)     (0.49)     (0.36)           --         (0.35)     (0.53)     (0.23)
Distributions from
  net realized gains         (0.06)     (0.04)     (0.03)        --            --         (0.06)     (0.04)        --
                         ---------  --------- ---------  ---------  ----------------- ---------  --------- ----------
Net asset value,
  end of year              $  8.46    $  8.81    $  8.32    $  8.24       $  7.85        $ 8.41     $ 8.78     $ 8.29
                         =========  ========= =========  =========  ================= =========  ========= ==========
Total return                  1.54%+    14.51%+     7.72%+     9.98%+        6.08%+++      0.39%+    13.49%+     6.81%+++
Net assets at end
  of year (000s)           $24,840    $24,516    $23,319    $24,965       $22,299        $1,806     $1,173     $  536
Ratio of operating
  expenses to average
  net assets*                 1.50%      1.49%      1.47%      1.50%         1.50%++       2.50%      2.49%      2.45%++
Ratio of net investment
  income to average net
  assets*                     3.50%      5.14%      5.62%      5.48%         5.63%++       2.50%      3.94%      4.98%++
Portfolio turnover rate      45.84%     23.31%     38.84%     20.44%        56.31%        45.84%     23.31%     38.84%
*Reflects voluntary
 assumption of fees or
 expenses per share in
 each year (Note 3)        $  0.05    $  0.06    $  0.03    $  0.03       $  0.04        $ 0.05     $ 0.06     $ 0.01

  ** March 1, 1994 (commencement of share class designations) to October 31,
     1994.

 *** Per-share figures have been calculated using the average shares method.

 ++  Annualized.

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Investment Manager and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Investment Manager and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of State Street
Research Portfolios, Inc. and the Shareholders of
State Street Research International Fixed Income Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of State Street Research International Fixed Income Fund (a series of State Street Research Portfolios, Inc.), as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for each of the years in the five year period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of State Street Research International Fixed Income Fund (a series of State Street Research Portfolios, Inc.) at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
December 16, 1996

STATE STREET RESEARCH INTERNATIONAL FIXED INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

International Fixed Income Fund had a disappointing year. The Fund underperformed the average total return of the 42 funds in Lipper Analytical Services' International Income category.

Despite what Fund management perceived as evidence that economic activity in Europe and Japan had begun to recover in 1996, underlying activity remained sluggish. Additionally, inflation pressures remained subdued. This was apparent in the U.S. In the absence of inflationary pressures, central banks allowed monetary policy to remain easy. Many central banks continued to ease monetary policy. Against this background, global bond markets rallied.

The Fund underperformed in three key areas. First, Fund management wasn't very optimistic on the outlook for the U.S. dollar at the beginning of the period, so the Fund wasn't focused on U.S. dollar or dollar-block (Canada and Australia) assets and/or currencies. The dollar wound up stronger than expected, which hurt Fund performance relative to other funds that had more exposure there. Second, The Fund was underweighted in the bonds of the peripheral European markets (Italy, Sweden and Spain), which offered strong performance. Third, the Fund was positioned more defensively than many of its peers, which caused it to miss the markets' rallies. Fund management took an overall bearish position on the global bond markets and held as much as 25% of the Fund's exposure in cash.

The Salomon Brothers Non-U.S. Dollar World Bond Index is a commonly used measure of overseas bond market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Shares of the Fund had no class designations until March 1, 1994, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance for a class includes periods prior to the adoption of class designations. Performance prior to March 1, 1994 does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. Performance results for the Fund are increased by the investment manager's voluntary reduction of fees and expenses related to the Fund. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

         Change In Value Of $10,000
       Based On The Salomon Brothers
 Non-U.S. Dollar World Bond Index Compared
 To Change In Value Of $10,000 Invested In
      International Fixed Income Fund

[LINE CHARTS]

Class A Shares

Average Annual Total Return
-------------------------------
1 Year            Life of Fund
-------------------------------
-3.25%/-3.70%     +7.08%/+6.55%

$17,000
 16,000
 15,000
 14,000
 13,000
 12,000
 11,000
 10,000

$16,154    $13,868
1/22/92  10/31/92  10/31/93  10/31/94  10/31/95  10/31/96

 1/22/92         9550   10000
10/31/92        10131   10990
10/31/93        11142   12222
10/31/94        11979   13299
10/31/95        13688   15319
10/31/96        13868   16154


Class B Shares

Average Annual Total Return
-------------------------------
1 Year            Life of Fund
-------------------------------
-4.19%/-4.67%     +7.37%/+6.81%

$17,000
 16,000
 15,000
 14,000
 13,000
 12,000
 11,000
 10,000

$16,154    $14,048
1/22/92  10/31/92  10/31/93  10/31/94  10/31/95  10/31/96

 1/22/92        10000   10000
10/31/92        10608   10990
10/31/93        11667   12222
10/31/94        12473   13299
10/31/95        14161   15319
10/31/96        14048   16154


Class C Shares

Average Annual Total Return
-------------------------------
1 Year            Life of Fund
-------------------------------
+1.54%/+1.06%     +8.26%/+7.70%

$17,000
 16,000
 15,000
 14,000
 13,000
 12,000
 11,000
 10,000

$16,154    $14,613
1/22/92  10/31/92  10/31/93  10/31/94  10/31/95  10/31/96

 1/22/92        10000   10000
10/31/92        10608   10990
10/31/93        11667   12222
10/31/94        12567   13299
10/31/95        14391   15319
10/31/96        14613   16154



Class D Shares

Average Annual Total Return
-------------------------------
1 Year            Life of Fund
-------------------------------
-0.56%/-1.04%     +7.65%/+7.12%

$17,000
 16,000
 15,000
 14,000
 13,000
 12,000
 11,000
 10,000

$16,154    $14,223
1/22/92  10/31/92  10/31/93  10/31/94  10/31/95  10/31/96

 1/22/92        10000   10000
10/31/92        10608   10990
10/31/93        11667   12222
10/31/94        12483   13299
10/31/95        14167   15319
10/31/96        14223   16154

LEGEND:
Solid Line:   International Fixed Income Fund
Dashed Line:  Salomon Brothers Non-U.S. Dollar World Bond Index

STATE STREET RESEARCH INTERNATIONAL FIXED INCOME FUND

FUND INFORMATION, OFFICERS AND DIRECTORS OF STATE STREET RESEARCH PORTFOLIOS,
INC.

Fund Information

State Street Research
International Fixed
Income Fund
One Madison Avenue
New York, NY 10010

Investment Manager
and Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Sub-Investment Manager
GFM International
Investors Limited
5 Upper St. Martins Lane
London, WC2H 9EA
England

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Sullivan & Worcester LLP
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

Independent Accountants
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

Officers
Jeffrey J. Hodgman
President and
Chief Executive Officer

Gary Lineberry
Vice President

Elaine Stevenson
Vice President and Chief
Operating Officer

Elliot Reiter
Treasurer

Brad White
Controller

Patricia S. Worthington
Secretary


Directors
Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Jeffrey J. Hodgman, Chairman
Executive Vice President,
Metropolitan Life Insurance
Company

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School
of Management, Massachusetts
Institute of Technology

John H. Tweedie
Executive Vice President,
Metropolitan Life Insurance
Company

[Back Cover]

Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600

State Street Research Investment Services
One Financial Center
Boston, MA 02111

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:

State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408

[State Street Research Logo]

This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 3563-961223(0198)SSR-LD

Cover Illustration by Dorothy Cullinan

IF-108E-1296